UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A

(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2023
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LegalZoom.com, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35618	95-4752856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Brand Boulevard, 11th Floor Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (323) 962-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LZ	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2023 (the “Original Form 8-K”), LegalZoom.com, Inc. (the “Company”) identified an error within its income tax provision relating to the identification of named executive officers subject to limitation on the deductibility of executive compensation under Internal Revenue Code Section 162(m). As a result of this error, on February 16, 2023, management and the Audit Committee of the Company’s Board of Directors (“Audit Committee”) concluded that the previously issued unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2022 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 16, 2022 were materially misstated and should no longer be relied upon. As a result of this error, deferred tax assets as of March 31, 2022 were understated and the provision for income taxes for the three months then ended was overstated by $3.9 million, reflecting a discrete impact of $2.4 million and a $1.5 million impact of the error in the annual effective tax rate. The correction of this error in the Company’s income tax provision, together with the correction of other immaterial errors, will reduce the Company’s net loss for the quarter ended March 31, 2022 by $4.9 million.
In connection with the continuing assessment and preparation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), on February 24, 2023, management and the Audit Committee concluded that the error discussed above and in the Original Form 8-K also had material impacts on the Company’s unaudited condensed consolidated financial statements for the three and six months ended June 30, 2022 included in the Quarterly Report on Form 10-Q filed with the SEC on August 11, 2022 (the “Q2 2022 Form 10-Q”) and the three and nine months ended September 30, 2022 included in the Quarterly Report on Form 10-Q filed with the SEC on November 10, 2022 (the “Q3 2022 Form 10-Q”). Specifically, the error in the Company’s income tax provision, together with other immaterial errors, had the following impacts on the Q2 2022 Form 10-Q and Q3 2022 Form 10-Q:
•the net loss for the three and six months ended June 30, 2022 was overstated by approximately $0.4 million and $5.3 million, respectively; and
•the net loss for the three months ended September 30, 2022 was understated by approximately $1.8 million and the net loss for the nine months ended September 30, 2022 was overstated by approximately $3.4 million.
As a result, management and the Audit Committee determined that the unaudited condensed consolidated financial statements included in the Q2 2022 Form 10-Q and in the Q3 2022 Form 10-Q were materially misstated. Accordingly, the unaudited condensed consolidated financial statements included in the Q2 2022 Form 10-Q and the Q3 2022 Form 10-Q require restatement and should also no longer be relied upon. In addition, any previously issued or filed earnings releases, investor presentations or other communications describing the Company’s financial statements for the three and six months ended June 30, 2022 and the three and nine months ended September 30, 2022 and other related financial information covering these periods should no longer be relied upon.
The restatement of the financial statements discussed above does not impact the Company’s financial results for the three months and year ended December 31, 2022 as reported in the Company’s earnings release furnished on a Current Report on Form 8-K with the SEC on February 23, 2023.
Restated financial information as of and for the impacted quarterly and year-to-date periods will be included in the 2022 Form 10-K. The Company will effect the restatement of its 2022 unaudited condensed consolidated quarterly financial statements in connection with the future filings of its Quarterly Reports on Form 10-Q in 2023.
The Company’s management had previously concluded and disclosed that the Company’s disclosure controls and procedures were not effective as of December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022 due to the existence of material weaknesses in internal control over financial reporting. In connection with the restatement discussed above, the Company identified a material weakness in that the Company did not maintain effective controls over the income tax provision. This material weakness aggregates with the Company’s previously disclosed material weaknesses related to not maintaining an effective control environment and not designing and maintaining effective controls over the financial close process. Due to the material weaknesses, the Company has concluded, and will disclose within the 2022 Form 10-K, that its disclosure controls and procedures and internal control over financial reporting were not effective as of December 31, 2022.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Amendment No. 1 to Current Report on Form 8-K pursuant to this Item 4.02(a) with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.
Forward-Looking Statements
This Amendment No. 1 to Current Report on Form 8-K contains forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts contained in this Amendment No. 1 to Current Report on Form 8-K may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as

“may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include statements regarding the materiality or significance of the restatement discussed above, the quantitative effects of the restated financial statements, the timing of completion of the restatement and revisions and any anticipated conclusions of the Company, the Audit Committee or the Company’s management.
Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to, the discovery of additional information relevant to the quarterly financial statements; changes in the effects of the restatement on the Company’s financial statements or financial results; delay in the filing of the 2022 Form 10-K due to the Company’s efforts to prepare and complete the disclosures related to the restatement; the inherent limitations in internal control over financial reporting and the other factors discussed in the section titled “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as such risk factors may be amended, updated or superseded from time to time by the Company’s subsequent filings with the SEC. The forward-looking statements in this Amendment No. 1 to Current Report on Form 8-K are based upon information available to the Company as of the date of this Amendment No. 1 to Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. The Company qualifies all of its forward-looking statements by these cautionary statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained in this Amendment No. 1 to Current Report on Form 8-K, whether as a result of any new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LegalZoom.com, Inc.

Date: February 27, 2023	By:	/s/ Noel Watson
Noel Watson
Chief Financial Officer
(Principal Financial and Accounting Officer)